Exhibit 99.1 Historical Segment Revenue: New Segments 2012 – 2014

New Reporting Segments Information

In November 2014, Integra announced the strategic decision to spin off the orthobiologics and spinal fusion hardware business into a separate, publicly traded company called SeaSpine
Holdings Corporation.  Integra management believes that a stand-alone SeaSpine will be better positioned to compete by allowing the new management team to focus and dedicate resources to drive growth, and that this form of separation should enable both Integra and SeaSpine to grow faster separately than they would together.
As part of the same announcement, Integra announced that it would realign its existing five business segments into three new segments, each representing global organizations.  As of
January 1, 2015, the three new segments are called Specialty Surgical Solutions, Orthopedic &
Tissue Technologies, and Spine. Specialty Surgical Solutions consists of our prior U.S.
Neurosurgery and U.S. Instruments segments as well as a portion of the International segment.
Orthopedic & Tissue Technologies is comprised of the former U.S. Extremities segment and a portion of both the U.S. Spine and Other and International segments.  The third segment contains the majority of the former U.S. Spine and Other business that will be included in the newly created SeaSpine, which, until the spin-off, we will refer to as our Spine segment.
The unaudited historical revenue information for these segments is provided in the following slides.  This new segment breakout aligns with the way in which we manage the company.  Going forward, our commentary and guidance will correspond to these new segments until the completion of the spin-off, at which point our business will contain only the Specialty Surgical
Solutions and Orthopedics & Tissue Technologies segments.

Annual Revenue: 2012 – 2014

UNAUDITED
($ in Thousands)
Global Segment Revenues:
In thousands
2012 2013 2014
Specialty Surgical Solutions 464,169 $       463,296 $ 554,872 $
U.S. 334,168          332,781    399,538
International 130,001          130,515    155,334
Orthopedics & Tissue Technologies 218,972          225,737    235,539
U.S. 174,256          180,664    190,932
International 44,716            45,073       44,607
Spine 147,730          147,181    137,894
U.S. 134,406          129,249    123,570
International 13,324            17,932       14,324
Total Revenue 830,871 $       836,214 $ 928,305 $
U.S. 642,830          642,694    714,040
International 188,041          193,520    214,265

Quarterly Revenue: 2013

UNAUDITED
($ in Thousands)
Global Segment Revenues:
In thousands
Q1 13 Q2 13 Q3 13 Q4 13 2013
Specialty Surgical Solutions 106,433 $ 114,598 $ 120,780 $ 121,485 $ 463,296 $
U.S. 76,161       81,905       87,383       87,332       332,781
International 30,272       32,693       33,397       34,153       130,515
Orthopedics & Tissue Technologies 54,193       54,574       56,769       60,201       225,737
U.S. 42,162       43,138       47,793       47,571       180,664
International 12,031       11,436       8,976         12,630       45,073
Spine 36,026       36,375       35,697       39,083       147,181
U.S. 31,696       32,123       31,379       34,051       129,249
International 4,330         4,252         4,318         5,032         17,932
Total Revenue 196,652 $ 205,547 $ 213,246 $ 220,769 $ 836,214 $
U.S. 150,019    157,166    166,555    168,954    642,694
International 46,633       48,381       46,691       51,815       193,520

Quarterly Revenue: 2014

UNAUDITED
($ in Thousands)
Global Segment Revenues:
In thousands
Q1 14 Q2 14 Q3 14 Q4 14 2014
Specialty Surgical Solutions 127,195 $ 137,516 $ 137,499 $ 152,662 $ 554,872 $
U.S. 90,447       99,379       101,403    108,309    399,538
International 36,748       38,137       36,096       44,353       155,334
Orthopedics & Tissue Technologies 54,589       57,954       58,616       64,380       235,539
U.S. 43,280       47,079       48,056       52,517       190,932
International 11,309       10,875       10,560       11,863       44,607
Spine 33,275       35,881       33,604       35,134       137,894
U.S. 29,655       32,348       30,642       30,925       123,570
International 3,620         3,533         2,962         4,209         14,324
Total Revenue 215,059 $ 231,351 $ 229,719 $ 252,176 $ 928,305 $
U.S. 163,382    178,806    180,101    191,751    714,040
International 51,677       52,545       49,618       60,425       214,265

Integra Historic Revenue Reporting Segments

U.S.
Neurosurgery
(26%)
U.S. Instruments
(17%)
U.S. Extremities
(15%)
U.S. Spine &
Other
(19%)
International
(23%)
(%) Shows percentages of 2014 Revenues
Integra
Prior Segments
(% of Total 2014 Revenue)

Integra New Revenue Reporting Segments

U.S. Neurosurgery
(26%)
U.S. Instruments
(17%)
U.S. Extremities
(15%)
U.S. Spine & Other
(19%)
International
(23%)
(%) Shows percentages of 2014 Revenues
Orthopedics & Tissue
Technologies
(25%)
Specialty Surgical
Solutions
(60%)
Spine
(15%)
Dural Repair
Key Franchises:
Precision Tools &
Instruments
Tissue Ablation
Neuro Critical Care
Services and Repair
Key Franchises:
Regenerative
Technologies
Lower Extremities
Upper Extremities
Private Label